Taxes	12 Months Ended
Jun. 30, 2022
Taxes
Taxes

Note 10 – Taxes

Income tax

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Canada

SonicHash Canada is incorporated in Canada and is subject to both federal and provincial income taxes for its business operation in Canada. The applicable tax rate is 15% for federal and 8% for Alberta. SonicHash Canada had no taxable income as of June 30, 2022.

United States

SonicHash US is incorporated in the U.S. and is subject to both federal and state income taxes for its business operation in the U.S. The applicable tax rate is 21% for federal, 8.7% for Delaware and 5.75% for Georgia. SonicHash US had no taxable income as of June 30, 2022.

Singapore

SonicHash Singapore is incorporated in Singapore and is subject to Singapore Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. SonicHash Singapore had no taxable income as of June 30, 2022. The applicable tax rate is 17% in Singapore, with 75% of the first SGD 10,000 (approximately $7,700) taxable income and 50% of the next SGD 190,000 (approximately $147,000) taxable income are exempted from income tax.

Income (loss) before provision for income taxes consisted of:

	For the year	For the year	For the year
	ended	ended	ended
	June 30, 2022	June 30, 2021	June 30, 2020
Cayman	$(4,936,199)	$(3,640,018)	$(3,924,893)
United States	(379,349)	—	—
Canada	(2,270)	—	—
Singapore	(24,858)	—	—
	$(5,342,676)	$(3,640,018)	$(3,924,893)

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the years ended June 30, 2022, 2021 and 2020:

	June 30,	June 30,	June 30,
	2022	2021	2020
Federal statutory tax rate	21.0%	21.0%	21.0%
State statutory tax rate	5.75%	—%	—%
Change in valuation allowance	(26.75)%	(21.0)%	(21.0)%
Effective tax rate	—%	—%	—%

Significant components of deferred tax assets were as follows:

	June 30,	June 30,
	2022	2021
Deferred tax assets
Net operating loss carryforward in the U.S.	69,066	—
Net operating loss carryforward in Canada	341	—
Net operating loss carryforward in Singapore	4,226	—
Valuation allowance	(73,633)	—
Total net deferred tax assets	$—	$—

As of June 30, 2022 and 2021, SonicHash US’s net operating loss carry forward for the U.S. income taxes was approximately $0.3 million and nil, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years but limited to 80% use per year. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in the U.S. If the Company is unable to generate taxable income in its United States operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $69,000 and nil related to its operations as of June 30, 2022 and 2021, respectively.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2022 and 2021, the Company did not have any significant unrecognized uncertain tax positions.

GST tax receivable

SonicHash Canada exported 742 units of cryptocurrency mining equipment for a total purchase price of $6,999,200 to SonicHash US ex-tax, 5% GST applied. These equipment have been delivered to a mining facility in Georgia, U.S. in April. The export transaction is eligible for GST rebate according to Canadian tax policy. The GST rebate is expected to be returned within 2022 from CRA.